Q2 2019 Financial Results August 15, 2019 1

Safe Harbor Some of the statements contained in this presentation and the Company’s August 15, 2019 earnings conference call may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These statements reflect the current views of our senior management team with respect to future events, including our financial performance, business and industry in general. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate,” and variations of such words and similar statements of a future or forward-looking nature are intended to identify such forward-looking statements. We intend for our forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we set forth this statement in order to comply with such safe harbor provisions. Forward-looking statements involve known and unknown risks and uncertainties and are not assurances of future performance. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including, among others, the risks and uncertainties disclosed in our annual reports on Form 10-K, quarterly reports on Form 10-Q and other filings made with the Securities and Exchange Commission. Any forward-looking statements you read in this news release reflect our views as of the date of this news release with respect to future events and are subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. You should carefully consider all of the factors identified in this news release that could cause actual results to differ. 2

Second Quarter Key Information Sales of $38.9M, up $1.9M Delivery growth and an increase in traffic due to the St. Louis Blues and additional NBA championship games; Sales partially offset by the Easter shift Same Store Sales up 5.8% S-S-S Traffic up 2.6% and average check up 3.2%; Easter shift unfavorable 1 pt. Adjusted EBITDA of $3.9M, 9.9% of sales EBITDA Margin up 10 bps despite higher commodity cost and labor headwinds Restaurant-level EBITDA of $5.7M, 14.6% of sales Margins Margin down 40 bps as a result of cost of sales and labor headwinds LTM unlevered free cash flow of $14.2M Cashflow 3

DRH Continues to Improve its Operations (Q2 2019 vs Q2 2018) Guest Loyalty Likely to Same-Store Index Recommend Sales 91.0% vs 89.0% 93.1% vs 90.7% +5.8% vs (6.5%) +2.0 pts +2.4 pts Review COS Waste Takeout Tracker¹ Variance Execution 94.9% vs 91.0% 4.2 stars vs 3.9 +0.3 pts 0.4% vs 0.6% - 0.2 pts +3.9 pts ¹Consolidated customer ratings from the following sources: Google, Yelp, TripAdvisor, YP, Zomato, Facebook, Foursquare, Insider Pages, and Seamless 4

Blazin’ Rewards Loyalty Attachment Rates Far outpacing the BWW franchise system 25.5% 24.8% 25.8% 26.0% 25.3% 23.2% 11.4% 11.5% 10.3% 10.7% 10.9% 11.2% Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 DRH Loyalty Attachment BWW Franchise System • Our goal is to reach 30% loyalty attachment in 2019 • Multiple data sources suggest that a 35% attachment rate is the point at which the restaurant obtains maximum benefits through higher frequency visits from less regular guests Source: internal company data 5

Average Check and Traffic Trends Three consecutive positive quarters of SSS; average check turned positive in Q2 with a reduction of promotional activity coupled with menu price increases 7.7% 5.5% 5.8% 4.4% 4.9% 5.0% 4.0% 3.1% 4.2% 2.6% 3.8% 1.4% 2.0% 1.9% 2.2% 2.6% 1.1% 0.2% 0.1% -0.2% -1.1% -0.3% 1.2% -0.3% -2.0% -1.8% -0.7% -3.1% -3.0% -1.8% -1.9% -2.2% -2.3% -1.8% -2.7% -3.2% -3.7% -3.3% -4.3% -3.7% -4.9% -4.4% -4.6% -5.4% -5.2% -4.8% -6.4% -6.3% -6.8% -7.2% -8.5% -10.9% -12.3% -16.2% SSS% Traffic % Avg Check % Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 1 Q1 Q2 Q3 Q4 Q1 Q2 FY FY FY YTD 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2016 2017 2018 2019 NOTE: Average check is predominantly driven by price, but is also influenced by product mix and, to a lesser extent, average guests per check. 1 – Ramping up of Tuesday Promotion and the Bogo Blitz offering in 2016 drove 170 bp of the 12.3% traffic decline in Q4 2017. 6

Q2 Sales Bridge ($M) Revenue growth driven by strong increase in delivery sales and favorable sporting events in our core markets, partially offset by the Easter calendar shift $1.6 $0.4 $0.4 $0.1 $1.0 $38.9 $37.0 $36.6 Q2 2018 Sarasota Q2 2018 Adj Easter Calendar Dine In/Carry- Sporting Events 1 Delivery Q2 2019 Revenue Closure Revenue Shift Out Revenue 1 – St. Louis Blues Stanley Cup Championship games and two additional NBA playoff games 7

YTD Sales Bridge ($M) Year-to-date revenue growth driven primarily by higher delivery sales $0.9 $0.5 $0.3 $1.0 $3.6 $76.6 $75.7 $79.5 YTD 2018 Sarasota YTD 2018 Adj Weather Dine In/Carry- Sporting Events Delivery YTD 2019 Revenue Closure Revenue Out Revenue 8

Q2 Adjusted EBITDA Bridge ($M) Sales growth was partially offset by labor and cost of sales headwinds $0.2 $0.8 $0.3 $0.1 $0.1 $3.9 $3.6 Q2 2018 Labor Cost Cost of Sales Delivery Fees G&A Sales Q2 2019 Adj. EBITDA Adj. EBITDA 9

YTD Adjusted EBITDA Bridge ($M) Labor, cost of sales and delivery fees have been a drag on EBITDA, partially offset by sales growth $0.5 $0.4 $0.4 $1.2 $0.3 $0.2 $0.1 $0.2 $8.7 $8.4 YTD 2018 Cost of Delivery Labor Cost New 1 2018 G&A 2 Other G&A Sales YTD 2019 Adj. Sales Fees Product Accrual Opex Adj. EBITDA Launch Carry-Over EBITDA 1 – Includes Training, food testing and obsolete inventory related to new burger and other new menu items 2 – Incentive accruals in 2017 carried into 2018 for payments ultimately not made ($200K) 10

Delivery Expense Headwinds are Abating Net delivery expense is on a downward trajectory and we expect further meaningful improvements in the coming quarters as price and contract negotiations are working in our favor as volumes increase $3.00 25.0% 22.8% 22.7% 21.4% 20.3% $2.50 19.7% 19.0% 20.0% 18.2% 17.3% 16.9% $2.00 15.0% $1.50 $2.62 $2.56 10.0% $2.14 $1.00 8.9% $1.33 5.0% $0.50 $0.85 $0.60 $0.58 $0.43 $0.47 $0.47 $- 0.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 Delivery Sales $M Delivery Expense % to Sales 11

Quarterly Restaurant EBITDA Trend AUV Trend Line AUV ($M) $2.7 $2.6 $2.6 $2.6 $2.8 $2.5 $2.4 $2.4 $2.4 $2.3 $2.3 $2.5 $2.5 $2.5 $2.6 $2.5 $2.4 $2.5 100.0% 3.00 28.0% 27.9% 27.4% 29.2% 29.4% 29.9% 29.2% 29.3% 28.2% 28.5% 28.5% 29.2% 28.8% 29.3% 28.1% 29.4% 28.6% 29.0% 90.0% COS 2.50 80.0% 70.0% 2.00 60.0% 24.4% 25.2% 24.7% 25.7% 24.8% 25.0% 24.7% 25.5% 25.4% 25.3% 27.5% 27.4% 26.9% 26.9% 27.6% 25.2% 26.8% 27.2% LABOR 50.0% 1.50 11.5% 40.0% 12.1% 13.3% 12.7% 14.0% 12.3% 13.1% 13.0% 12.9% OPEX 12.9% 13.8% 13.4% 14.0% 14.1% 13.3% 13.1% 13.6% 13.2% 8.2% 1.00 30.0% 1 8.1% 8.1% 8.1% FF 8.0% 8.1% 8.2% 8.1% 8.1% 8.1% 8.2% 8.1% 8.1% 8.1% 7.9% 6.5% 8.1% 8.1% 7.7% OCC 6.8% 7.0% 6.5% 6.8% 20.0% 7.2% 7.4% 7.1% 7.2% 7.1% 7.6% 7.6% 7.2% 7.6% 7.5% 7.8% 7.6% 7.7% 0.50 10.0% 21.5% 20.0% 19.6% 19.0% 17.4% 19.4% 16.5% 16.6% 15.9% 17.1% 15.0% 14.2% 14.2% 15.7% 14.6% 17.1% 15.2% 15.2% REST REST EBITDA 0.0% - KEY Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q42 Q1 Q2 Q3 Q4 Q1 Q2 FY FY2 FY YTD 3 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2016 2017 2018 2019 1 – FF = Franchise-related fees which includes 5.0% royalty and 3.0 – 3.15% NAF (national advertising fund) 2 – Q4 2017 included a 14th week; 2017 included a 53rd week 12 3 – Q2 2019 YTD COS excludes one time adjustments for new product launch

Q2 Cost of Sales Bridge (% of Net Sales) Higher traditional wing costs were partially offset by lower costs for boneless wings and other products 2.0% 1.2% 28.5% 29.3% Q2 2018 Traditional Wings Boneless/ Q2 2019 COS % Food & Bev/ COS % Alcohol 13

YTD Cost of Sales Bridge (% of Net Sales)

Higher traditional wing costs and expenses associated with the new menu roll out were partially offset by lower costs for boneless wings and other products



28.3%
1.3%
0.1%
0.6%
29.1%
Q2 2018 COS %
Traditional Wings
New Menu Roll-Out (test/obsolscence)
Boneless/ Food & Bev/...
Q2 2019 COS %

14

COS Trends and Wing Impact Traditional wing costs were elevated again in Q2 2019; approaching peak levels from second half of 2017 Implemented an off-cycle price increase of ~100 bps to address (effective June 1, 2019) $2.14 $2.13 29.9% $2.10 29.4% 29.5% 29.4% 29.2% 29.3% 29.2% 29.3% 29.1% 28.8% $2.07 28.5% 28.5% 28.6% 28.2% 28.1% $2.02 28.0% 27.9% $2.03 27.4% $2.02 $1.94 $1.92 $1.92 $1.95 $1.89 $1.87 25.8% 24.7% 24.8% 25.3% $1.82 24.9% 24.7% 24.0% 23.5% 23.9% $1.76 $1.70 $1.67 21.6% 21.5% $1.66 21.1% 20.8% 20.9% 20.7% 20.3% 19.5% 19.5% 1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 FY FY FY YTD 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2016 2017 2018 2019 Total COS % Wing Cost % of Total COS Wing Cost/Lb NOTE: Wing prices shown are the average price paid per pound of fresh, jumbo chicken wings – including distribution costs of approximately $0.34 per pound in Q3 2018 (2015 – Q2 2018 $0.29 per pound) 1 – Q3 actual reported COS was 29.2% which included $323K in cover charges for the Mayweather/McGregor fight that had no cost 15 associated with it

Q2 Labor Bridge (% of Net Sales) Labor cost headwinds had a 10 bp negative impact on margins in Q2 0.2% 0.1% 27.5% 27.6% Q2 2018 Labor % Hourly Labor Bonus & Overhead Q2 2019 Labor % 16

YTD Labor Bridge (% of Net Sales) Labor cost headwinds and training had a 60 bp negative impact on margins year-to-date 0.2% 0.1% 0.3% 26.6% 27.2% YTD 2018 Labor % Hourly Labor Training for Management Labor YTD 2019 Labor % New Rollouts 17

Lower G&A Run Rate ($M) G&A expenses are projected below 5.0% of net sales after run rate cost savings initiatives of ~$1.5M that were executed at the end of Q2 2019 $8.9 $9.0 $8.4 6.5% $8.0 $7.5 6.0% $7.0 $6.7 5.5% 5.4% $6.0 5.2% 5.0% 5.0% $5.0 4.5% $4.0 4.0% $3.0 3.5% $2.0 3.0% FY2016 FY 2017 FY 2018 2019 Fcst G&A $ Total G&A % of Sales Incentive accrual impact Note: G&A expenses are shown net of non-recurring expenses; 2017 % of sales excludes week 53 Note: 2017 higher and 2018 lower by approx. $0.2M incentive accrual carryover 18

Free Cash Flow and Net Debt ($M) Unlevered free cash flow of $14.2M LTM Q2 2019; net debt reduced to $93.3 million Current debt maturity June 2020 with debt amortization of ~$1M/month; Interest rate: LIBOR + 3.50% ($ millions) 2016 2017 2018 Q2 2019 LTM Total net sales $ 166.5 $ 165.5 $ 153.1 $ 156.1 Restaurant Level EBITDA 32.3 28.3 23.3 22.9 Adjusted EBITDA 23.3 19.9 15.8 15.4 Capital Expenditures (12.5) (4.7) (1.6) (1.9) Changes in net working capital - - 0.3 0.7 Taxes - - - - Unlevered free cash flow $ 10.8 $ 15.2 $ 14.5 $ 14.2 Mandatory debt amortization $ (10.0) $ (11.5) $ (11.6) (11.7) Interest (5.8) (6.6) (6.4) (6.1) Levered free cash flow $ (5.0) $ (2.9) $ (3.5) $ (3.6) Cash 4.0 4.4 5.4 3.3 Debt 121.2 113.9 102.4 96.6 Net debt $ 117.2 $ 109.5 $ 97.0 $ 93.3 Net debt / LTM EBITDA 5.0X 5.5X 6.1X 6.1X 19

Brand Relaunch and Returning to Our Roots  Relaunch of BOGO Wing Tuesday – July  Brand relaunch with focus on football and newNew products – August  NewProducts Hand-Breaded Chicken Tenders – August  New Hand-Breaded Chicken Sandwiches – August  New Boneless Wings with less breading – November 20

Fall Advertising  Focus on new products and value  Increased national advertising; expanded emphasis on social media New Products New Fall Advertising Value Proposition 21

Value Creation – Going Forward  Best in class operations  Efficiencies and significant, sustainable reductions in overhead costs to drive earnings power; EBITDA growth is achievable  Renewed energy and excitement behind the brand Traction from media and promotional changes New franchisor ownership with demonstrated track record  Achieving higher average unit volumes  Successful delivery channel expansion and enhanced margin performance (contribution margin on par with dine-in)  Strong cash flow targeted at debt reduction converts to equity value 22

Exhibits 23

Historical Wing Prices Volatile fresh wing spot prices have remained relatively high coming out of the March Madness period – forecasts suggest possible wing cost headwinds again in 2019 $ / lb. Fresh Jumbo Northeast Chicken Wing Spot Prices Source: Urner Barry Comtell™ UB Chicken – Northeast Jumbo Wings as of November 5, 2018 NOTE: Logistics cost to restaurants is now $0.37 / lb. over the spot price 24

EBITDA Reconciliation 25

EBITDA Reconciliation cont. Restaurant-Level EBITDA represents net income (loss) plus the sum of non-restaurant specific general and administrative expenses, restaurant pre- opening costs, impairment and loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses related to acquisitions, equity offerings or other non-recurring expenses. Adjusted EBITDA represents net income (loss) plus the sum of restaurant pre-opening costs, impairment and loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses. We are presenting Restaurant-Level EBITDA and Adjusted EBITDA, which are not presented in accordance with GAAP, because we believe they provide an additional metric by which to evaluate our operations. When considered together with our GAAP results and the reconciliation to our net income, we believe they provide a more complete understanding of our business than could be obtained absent this disclosure. We use Restaurant-Level EBITDA and Adjusted EBITDA together with financial measures prepared in accordance with GAAP, such as revenue, income from operations, net income, and cash flows from operations, to assess our historical and prospective operating performance and to enhance the understanding of our core operating performance. Restaurant-Level EBITDA and Adjusted EBITDA are presented because: (i) we believe they are useful measures for investors to assess the operating performance of our business without the effect of non-cash depreciation and amortization expenses; (ii) we believe investors will find these measures useful in assessing our ability to service or incur indebtedness; and (iii) they are used internally as benchmarks to evaluate our operating performance or compare our performance to that of our competitors. Additionally, we present Restaurant-Level EBITDA because it excludes the impact of general and administrative expenses and restaurant pre-opening costs, which is non-recurring. The use of Restaurant-Level EBITDA thereby enables us and our investors to compare our operating performance between periods and to compare our operating performance to the performance of our competitors. The measure is also widely used within the restaurant industry to evaluate restaurant level productivity, efficiency, and performance. The use of Restaurant-Level EBITDA and Adjusted EBITDA as performance measures permits a comparative assessment of our operating performance relative to our performance based on GAAP results, while isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Companies within our industry exhibit significant variations with respect to capital structure and cost of capital (which affect interest expense and tax rates) and differences in book depreciation of property and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. Our management team believes that Restaurant-Level EBITDA and Adjusted EBITDA facilitate company-to-company comparisons within our industry by eliminating some of the foregoing variations. Restaurant-Level EBITDA and Adjusted EBITDA are not determined in accordance with GAAP and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing, or financing activities, or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. Neither Restaurant-Level EBITDA nor Adjusted EBITDA should be considered as a measure of discretionary cash available to us to invest in the growth of our business. Restaurant-Level EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies and our presentation of Restaurant-Level EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual items. Our management recognizes that Restaurant-Level EBITDA and Adjusted EBITDA have limitations as analytical financial measures. 26